Exhibit 99.2

Forward Looking Statement This presentation contains forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction described herein, including the combined company’s future financial and operating results, plans, expectations, goals and outlook for the future. Statements in this presentation that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements speak only as of the date hereof and, by nature, involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required judicial, regulatory, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and the target operate; (iii) the ability to promptly and effectively integrate the businesses of the Company and the target; (iv) the reaction to the transaction of the companies’ customers, employees and counterparties; and (v) diversion of management time on acquisition-related issues. Additional information on factors that might affect the Company’s financial results is included in its most recent Form 10-K and Form 10-Q as filed with the Securities and Exchange Commission. We do not intend and disclaim any duty or obligation to update or revise any forward-looking statements in this presentation to reflect new information, future events or otherwise.

Headquartered in Conway, Arkansas, Operates 142 branches in Arkansas, Alabama, Florida and New York Bank holding company focused on commercial and retail banking services for businesses and individuals Financial Highlights at 9/30/16 Total Assets - $9.8 Billion Total Loans - $7.0 Billion Total Deposits - $6.8 Billion Home BancShares, Inc.

Purchase all of the issued and outstanding shares of common stock of The Bank of Commerce, a Florida state-chartered bank for approximately $3.8 million, which includes the settlement of the Bank’s subordinated debt, plus up to an additional $400,000 in expense reimbursement for approved administrative claims As of June 30, 2016, Commerce had $196 million in total assets, $130 million in loans and $153 million in customer deposits No additional capital required to complete the transaction Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Bank of commerce transaction overview

Additive to current Central Florida footprint Financially attractive transaction – immediately accretive to: Diluted earnings per share Book Value This transaction will result in a small bargain purchase gain; therefore, excluding CDI, it will be accretive to Tangible Book Value on day 1. Strategic Opportunity

North Port-Sarasota-bradenton, fl Deposit Market Share Note: Deposit market share as of 6/30/16 COMBINED DEPOSIT MARKET SHARE North Port-Sarasota-Bradenton, FL Bank Branches Deposits (000) Market Share (%) Centennial 1 $ 23,925 0.12% Commerce 3 165,940 0.86% Total 4 $ 189,865 0.98%

Branch Detail Address City Open Date 2016 Deposits ($M) Growth Over 2015 (%) 1858 Ringling Blvd Sarasota Sept 2000 110 (8.6%) 6000 Cattleridge Dr. Sarasota May 2005 30 7.3% 8470 Enterprise Circle Bradenton Aug 2006 26 19.1% Total/Weighted Average 166 (2.4%)

Deposit Composition Note: Dollars in Millions HOMB HOMB – Pro-Forma Transaction Accounts Money Market & Savings Jumbo Time Deposits Retail Time Deposits HOMB 9/30/2016 Acquired Commerce Deposits 9/30/2016 HOMB Pro-Forma Transaction Accounts $ 1,298 $ 34 $ 1,332 Money Market & Savings 4,269 25 4,294 Retail Time Deposits 491 58 549 Jumbo Time Deposits 839 36 875 $ 6,897 $ 153 $ 7,050 12% 19% 7% 62% 12% 19% 8% 61% 24% 22% 38% 16% Commerce Bank

Loan Composition Note: Dollars in Millions Includes Agriculture Before loan discounts Loan Type HOMB (9/30/16) Acquired Commerce Loans(2) (9/30/16) HOMB Pro-forma Total % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agriculture) $ 3,032 $ 82 $ 3,114 43.0% Construction/Land Development 1,065 6 1,071 14.8% Residential Real Estate 1,593 25 1,618 22.3% Commercial & Industrial (1) 1,298 12 1,310 18.1% Consumer 42 1 43 0.6% Other 82 7 89 1.2% Total $ 7,112 $ 133 $ 7,245 100.0%

HISTORICAL ACQUISITIONS

Year	Acquired Bank	Acquisition Type	Location	Assets
2003	Community Bank	Market	Cabot, AR	$326
2005	Twin City Bank	Market	North Little Rock, AR	$633
2005	Marine Bank	Market	Marathon, FL	$258
2005	Bank of Mountain View	Market	Mountain View, AR	$203
2008	Centennial Bank	Market	Little Rock, AR	$234
2010	Old Southern Bank	FDIC-assisted	Orlando, FL	$335
2010	Key West Bank	FDIC-assisted	Key West, FL	$97
2010	Coastal Community Bank	FDIC-assisted	Panama City, FL	$362
2010	Bayside Savings Bank	FDIC-assisted	Port Saint Joe, FL	$63
2010	Wakulla Bank	FDIC-assisted	Crawfordville, FL	$353
2010	Gulf State Community Bank	FDIC-assisted	Carrabelle, FL	$112
2012	Vision Bank	Selected Asset Purchase	Panama City, FL	$530
2012	Heritage Bank of Florida	FDIC-assisted	Lutz, FL	$225
2012	Premier Bank	§363 Bankruptcy	Tallahassee, FL	$265
2013	Liberty Bancshares, Inc.	Market	Jonesboro, AR	$2,819
2014	Florida Traditions Bank	Market	Dade City, FL	$310
2014	Broward Financial Holdings, Inc.	Market	Ft. Lauderdale, FL	$184
2015	Doral Bank Florida	FDIC-assisted	Panama City, FL	$466
2015	Florida Business BancGroup, Inc.	Market	Tampa, FL	$532
2017[1]	Giant Holdings, Inc.	Market	Ft. Lauderdale, FL	$463

(1) SUBJECT TO GHI SHAREHOLDER APPROVAL, REGULATORY APPROVAL AND OTHER CUSTOMARY CONDITIONS
NOTE: DOLLARS IN MILLIONS

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HOMB Footprint (1) subject to GHI Shareholder approval, regulatory approval and other customary conditions Note: Map as of November 2016 ARKANSAS 76 Branches ALABAMA 6 Branches Panhandle 27 Branches FLORIDA 17+3 Branches FLORIDA 4 Branches FLORIDA 8 Branches South Central Southwest Keys FLORIDA FLORIDA 3+6 Branches(1) Southeast NEW YORK 1 Branch

Branch Locations Mountain View (2) Searcy (3) Beebe (2) Ward Cabot (4) Jacksonville (2) Sherwood Greenbrier Vilonia Conway (7) Mayflower Maumelle Little Rock (8) Bryant Quitman North Little Rock (5) Morrilton Heber Springs ARKANSAS Jonesboro (5) Batesville (2) Highland Monette Mountain Home Paragould (3) Rector Bentonville Fayetteville (2) Fort Smith (3) Rogers Siloam Springs (2) Springdale Tontitown Atkins Clarksville Dardanelle Russellville (3) Pottsville Van Buren Branch Locations (76) Arkansas Footprint Note: Map as of November 2016

GULF COAST FOOTPRINT


ALABAMA
FLORIDA
Daphne
Fairhope
Foley
Elberta
Orange Beach
Gulf Shores
Pensacola (2)
Navarre
Destin
Santa Rosa Beach (2)
Panama City Beach (2)
Panama City
Lynn Haven
Mexico Beach
Port St. Joe
Apalachicola
Blountstown
Bristol
Quincy
Tallahassee (6)
St. Marks
Wewahitchka
Carrabelle
Eastpoint
St. George Island
Branch Locations (33)

NOTE: MAP AS OF NOVEMBER 2016

13

Central Florida Footprint Note: Map as of November 2016 Lake Mary Winder Park Orlando Kissimmee St. Cloud Winter Haven Lakeland Zephyrhills Plant City Tampa (3) Lutz Dade City Spring Hill Existing Branch Locations (17) St. Petersburg Sarasota (1+2) Commerce Branch Locations (3) Lakewood Ranch

Southern Florida Footprint (1) subject to GHI Shareholder approval, regulatory approval and other customary conditions Note: Map as of November 2016 Existing Branch Locations (15) Naples Marco Island Tamarac Key largo Islamorada Marathon (2) Key West (3) Big Pine Hollywood Ft. Lauderdale (2+2) Boca Raton Davie (1+1) Landmark Branch Locations (6) Port Charlotte Punta Gorda (1)

FLORIDA FOOTPRINT



FLORIDA
Pensacola (2)
Navarre
Destin
Santa Rosa Beach (2)
Blountstown
Quincy
Tallahassee (6)
Bristol
Panama City Beach (2)
Panama City
Lynn Haven
St. Marks
Wewahitchka
Mexico Beach
Port St. Joe
Carrabelle
Apalachicola
Eastpoint
St. George Island
Lake Mary
Winter Park
Orlando
Kissimmee
St. Cloud
Spring Hill
Dade City
Zephyrhills
Lutz
Lakeland
Tampa (3)
Winter Haven
St. Petersburg
Plant City
Lakewood Ranch
Sarasota (1+2)
Port Charlotte
Punta Gorda
Boca Raton
Naples
Tamarac
Ft. Lauderdale (2+2)
Marco Island
Davie(1+1)
Hollywood
Key Largo
Islamorada
Marathon (2)
Big Pine
Key West (3)

Existing Branch Locations (59)
Landmark Branch Locations (6)(1)
Commerce Branch Locations (3)

(1) SUBJECT TO GHI SHAREHOLDER APPROVAL, REGULATORY APPROVAL AND OTHER CUSTOMARY CONDITIONS
NOTE: MAP AS OF NOVEMBER 2016

16

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider Street, Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Jennifer C. Floyd Investor Relations Officer (501) 339-2929 Website www.homebancshares.com